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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider and J. Timothy Bryan, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the fiscal year 1997 annual report on Form 10-K of United International Holdings, Inc., a Delaware corporation (the "Company"), to be filed with the Securities and Exchange Commission (the "Commission"), and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

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
Date:  May 28, 1997          /s/ Gene W. Schneider
                             -----------------------------------------------------------------
                             Gene W. Schneider

Date:  May 27, 1997          /s/  Albert M. Carollo
                             -------------------------------------------------------------------
                             Albert M. Carollo

Date:  May __, 1997          ________________________________________
                             Lawrence J. DeGeorge

Date:  May __, 1997          ________________________________________
                             William J. Elsner

Date:  May 28, 1997          /s/ Joseph E. Giovanini
                             ------------------------------------------------------------------
                             Joseph E. Giovanini

Date:  May 28, 1997          /s/  Antony P. Ressler
                             -------------------------------------------------------------------
                             Antony P. Ressler

Date:  May 28, 1997          /s/  Curtis Rochelle
                             --------------------------------------------------------------------
                             Curtis Rochelle

Date:  May 28, 1997          /s/  Mark L. Schneider
                             -----------------------------------------------------------------
                             Mark L. Schneider

Date:  May 28, 1997          /s/  Bruce Spector
                             --------------------------------------------------------------------
                             Bruce Spector

Date:  May 28, 1997          /s/  J. Timothy Bryan
                             -----------------------------------------------------------------
                             J. Timothy Bryan

Date:  May 28, 1997          /s/  Valerie L. Cover
                             ------------------------------------------------------------------
                             Valerie L. Cover

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